American Beacon SGA Global Growth Fund

Supplement dated July 2, 2018
to the
Prospectus dated May 31, 2018

1)	In the "Fund Management - The Sub-Advisors" section, the first paragraph that relates to Sustainable Growth Advisers, LP is deleted and replaced with the following:

SUSTAINABLE GROWTH ADVISERS, LP ("SGA") is located at 301 Tresser Boulevard, Suite 1310, Stamford, CT 06901. SGA was co-founded by George P. Fraise, Gordon M. Marchand, and Robert L. Rohn in 2003. SGA is a registered investment advisor and provides investment advice to institutional and individual clients, private investment companies and mutual funds. SGA had approximately $11.6 billion in assets under management as of March 31, 2018 (of which $9.8 billion constitutes regulatory assets under management and $1.8 billion is non-regulatory model/emulation assets under contract). The Fund is jointly managed by George P. Fraise, Gordon M. Marchand, and Robert L. Rohn. SGA is an indirect majority-owned subsidiary of Virtus Investment Partners, Inc., a multi-boutique asset manager based in Hartford, Connecticut.

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American Beacon SGA Global Growth Fund

Supplement dated July 2, 2018
to the Statement of Additional Information dated May 31, 2018

1)	In the "Investment Sub-Advisory Agreements" section, the table relating to Sustainable Growth Advisers, LP is deleted and replaced with the following:

Sustainable Growth Advisers, LP ("SGA")
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity Business
Virtus Investment Partners	Majority Ownership Interest	Financial Services

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